UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2016

NUSTATE ENERGY HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-04496677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Olas Blvd Suite 1400

Ft. Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

(954) 712-7487

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SECTION 1

Item 8.01 – Other Events

On February 26, 2016, NuState Energy Holdings, Inc. entered into a Binding Letter of Intent with MK Technologies LLC in relation to the purchase of its Fuel Enhancement Technologies and all its Assets. A copy of the Binding Letter of Intent signed on February 26, 2016, is attached to this report as Exhibit 99.1. In addition, an Executive Summary describing the technology is attached to the report as Exhibit 99.1 and is incorporated here by reference. (c) Exhibits Item 8.01 Other Events.

Item 9.01. Financial Statements and Exhibits. 99.1 Letter of Intent with MK Technologies LLC signed on February 26, 2012 & Executive Summary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTATE ENERGY HOLDINGS, INC.

By:	/s/ Kathleen Roberton
Kathleen Roberton
CEO/President

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